UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report: March 20, 2006

(Date of earliest event reported)

KEYSTONE AUTOMOTIVE INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

California	0-28568	95-2920557
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 E. Bonita Avenue

Pomona, California 91767

(Address of principal executive offices, including zip code)

(909) 624-8041

(Registrant’s telephone number, including area code)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

The Compensation Committee of the Board of Directors of Registrant approved a form of Nonqualified Stock Option Award Agreement, which is attached hereto as Exhibit 10.45.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On March 20, 2006, Registrant entered into Amendment No. 1 to its Credit Agreement dated as of October 14, 2005 among Registrant, Wells Fargo Bank, National Association and JP Morgan Chase Bank, N.A., which amendment is attached hereto as Exhibit 10.44.1.

Item 9.01.	Financial Statements and Exhibits

Exhibit 10.44.1	Amendment No. 1 to the Credit Agreement dated October 14, 2005 among Registrant, Wells Fargo Bank, National Association and JP Morgan Chase Bank, N.A.

Exhibit 10.45	Form of Nonqualified Stock Option Award Agreement.

Exhibit Index

Exhibit No.	Description
EX-10.44.1	Amendment No. 1 to the Credit Agreement dated as of October 14, 2005 among Registrant, Wells Fargo Bank, National Association and JP Morgan Chase Bank, N.A.

EX-10.45	Form of Nonqualified Stock Option Award Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 24, 2006

KEYSTONE AUTOMOTIVE INDUSTRIES, INC.

By:	/s/ James C. Lockwood
James C. Lockwood
Secretary